SIDOTI & COMPANY, LLC
2010 Micro-Cap Conference
June 25, 2010

vertro™

NASDAQ:VTRO

Safe harbor and use of non-GAAP financial measures

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan," "intend," "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro's reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, Vertro's actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein.

This presentation contains certain non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

VERTRO OWNS AND OPERATES THE alOt PRODUCT PORTFOLIO

We target micro-segmented consumer groups around the world…



Gardening
Arcade Games
Boxing
Card Games
Country Music
Quiz
Fashion
Arts & Crafts
Books
Movies
Shopping
Politics
Fishing
Travel
Wedding
Health
Horoscopes
Finance
Casual Games
Video Games
Celebrity
Recipes
Comic Book
Fitness

…with browser based toolbar and homepage products


alOt
Enter search term...
Web Search
75°
YouTube
facebook
Add App
alOt home
BHG
recipe saver

We offer a vibrant and growing portfolio of apps…



Maps
Weather
Find Location
Address:
To Do
To Do List
1. Visit alot.com
3. Get milk
Add new item
Weather
New York, NY
Wednesday
High: 90°
Low: 77°
Hourly Forecast
Radio
ALOT Radio Player
Hide Radio
Powered by radiotime
You're listening to:
ALOT Radio
88.3 | Jazz88 FM (Public)
MUSIC
TALK
LOCAL
FAVORITES
HISTORY
SEARCH
HELP

vertro™

...and have an expanding global user base



ALOT Toolbar
ALOT Home
Users (millions)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
3.3
1.8
4.0
2.3
4.8
4.2
4.4
4.7
5.8
5.5
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10

ALOT Home source: Monthly unique users. Q1; Q2; and Q3 '09: SiteCatalyst; Q4 '09 estimated from partial SiteCatalyst Data and partial Google Analytics Data; Q1'10: Google Analytics

ALOT Toolbar source: internal statistics; live users are defined as the number of unique toolbar users active on the Internet in the last 15 days of each period

vertro™

Our users conduct high volumes of type in search…



Search queries (millions)
300.0
250.0
200.0
150.0
100.0
50.0
0.0
ALOT - Region 1
ALOT - Rest of World
Legacy brand
162.0
43.8
21.4
96.8
165.5
35.0
27.9
102.6
216.3
23.3
71.4
121.6
231.9
17.2
74.7
140.1
246.5
11.7
82.9
151.9
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10

Source: internal statistics; total quarterly search volumes across all products; Q4 breakdowns don't match the total due to rounding; 'Region One' relates to users in the U.S., Canada, U.K., Ireland, Australia and New Zealand

vertro™

…which we monetize through the world's leading search engines


Web Search
Images
News
Shopping
Videos
more
Credit Card
Search
powered by
Google

vertro™

We also generate revenue through ecommerce and sponsored apps


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Search eBay for: ipod touch, cricut cartridge, iphone, ipod, coach, laptop, xbox 360, wii


76°
New York, NY
°F | °C
Mostly Sunny
Wind: ENE at 5 MPH
Humidity: 55%
Last updated: 10:56 AM
76°
High: 85°
Low: 72°
Wednesday
High: 90°
Low: 75°
Thursday
High: 91°
Low: 68°
Friday
High: 88°
Low: 68°
Hourly Forecast
Extended 15-Day Forecast
Warm, Dry Conditions Expected at Wimbledon
powered by AccuWeather.com

Our products are certified for quality assurance and offer full disclosure

McAfee® SECURE

TRUSTe TRUSTED DOWNLOAD


ALOT Toolbar Setup
Welcome to the ALOT Toolbar
Please select your options:
Set ALOT Search as the default search engine in Internet Explorer
(more info)
Use ALOT Error Search
(more info)
Set home.alot.com as your home page
To continue, you must understand the Features and accept our Terms of Use agreement:
ALOT TOOLBAR END USER SOFTWARE LICENSE AGREEMENT
Thank you for trying out the ALOT Toolbar! Your satisfaction is important to us and we only hope to include you as one of our thousands of approving users.
This end user license agreement (the "Terms & Conditions") is a legal agreement between
Agree & Continue >
Disagree

vertro™

We are among the top 250 most-visited sites on the Internet



#237
alOt
#246
Huffington Post
#252
Digg
#277
WSJ
#292
Hulu

Source: Google / Doubleclick Ad Planner, April 2010

vertro™

We have enjoyed a rapid return to profitability since the sale of MIVA Media



Revenue
EBITDA
Adjusted EBITDA
GAAP net income (loss)
$ Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$6.0
($3.4)
($3.2)
($3.9)
$7.4
($1.6)
($1.4)
($1.8)
$8.0
$0.4
$0.3
$0.8
$8.1
$0.5
$0.4
$0.5
Q2'09
Q3'09
Q4'09
Q1'10

vertro™

We believe we can scale significantly without increasing OpEx (excl. ad spend)



$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$ Millions
Revenue
Ad spend
OpEx (excl. ad spend)
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10

KEY TAKEAWAYS FOR INVESTORS

We are leveraging the fastest growing segment of online advertising



% of total U.S. Internet ad revenue 2007-2009
2007
2008
2009
%
50
45
40
35
30
25
20
15
10
5
0
Search Advertising
Display Banners
Classifieds
Rich media and digital video
Lead generation
Sponsorships

Source: IAB / PwC

vertro™

We are well positioned to leverage the burgeoning app market on the desktop

"Revenue from mobile apps set to quadruple from $6.8bn in 2010 to nearly $30bn in 2013"

Source: Gartner, December 2009

vertro™

We have only just begun to exploit opportunities for global expansion

Available in 6 languages

Marketed in 20 countries

Users in 200+ countries

Our affinity focus presents significant opportunities for ad sales & ecommerce


Gardening
Arcade Games
Boxing
Card Games
Country Music
Quiz
Fashion
Arts & Crafts
Books
Movies
Shopping
Politics
Fishing
Travel
Wedding
Health
Horoscopes
Finance
Casual Games
Video Games
Celebrity
Recipes
Comic Book
Fitness

vertro™

We have forecast sustained growth throughout 2010

- Revenue growth and EBITDA profitability forecast throughout 2010
- Reported $5.2mm in cash 3/31/10, up from $4.8mm on 12/31/09
- No debt and an untapped $5mm line of credit with Bridge Bank NA
- Operating expenses, excluding ad spend, expected to be flat to down throughout 2010

vertro™

SIDOTI & COMPANY, LLC
2010 Micro Cap Conference
June 25, 2010

vertro™

NASDAQ:VTRO
ir@vertro.com